                           Annual







[GRAPHIC APPEARS HERE]

                                            December 31, 2001



                                            Report



FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST




[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS

                Letter to Contract Owners.................     2
                A Word About Risk.........................     5
                Important Notes to Performance Information     6
                Fund Summary
                 Franklin S&P 500 Index Fund.............. FSP-1
                Index Descriptions........................   I-1
                Trustees and Officers.....................  TO-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


050 A01 02/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1/ Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                    FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P
500) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies designed to track the performance of the S&P 500 Index./1 /

--------------------------------------------------------------------------------

This annual report of Franklin S&P 500 Index Fund covers the 12 months ended December 31, 2001. In an attempt to spur a slowing economy, the Federal Reserve Board (the Fed) cut short-term rates aggressively with 11 interest rate moves during 2001. The year was characterized by reduced corporate sector spending and profitability, along with dimming consumer confidence, particularly in the latter half of the year. During the reporting period, the financial markets and the world were significantly impacted by the tragic events of September 11 as well.

Equity markets across the globe seemed to follow the U.S. market's post-September 11 downturn, which further weighed on an already difficult financial year. As most observers acknowledge that the U.S. economy is in a recession, the debate lingers over the speed of recovery in an environment where many doubt the strength of corporate invest-ment in the next year. However, the outlook for 2002 may have improved as many analysts believe that much of the corporate earnings weakness has been priced into securities. Although valuations remain above historical levels, securities absorbed some serious setbacks over the past year, which should make room for future appreciation.

Reflecting investor concerns over the prolonged flagging of economic growth and a continued downpour of negative corporate earnings news, stock markets remained on the volatile track they assumed in early 2000. During 2001, the S&P 500 Index suffered a disastrous first quarter, losing almost 12% of its value. In percentage terms, it was the worst quarterly performance since the S&P 500 Index lost nearly 14% in the third quarter of 1990 and was the index's worst first quarter performance since 1939. The second quarter of 2001 began with a bang as growth stocks reversed their plunge, producing encouraging results in April. The markets presented a muddled picture in May and June as investors struggled to balance the Fed's aggressive, rate-cutting posture with disappointing corporate earnings reports. On the whole, the first

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.


                                                                          FSP-1
quarter was followed by volatility, for example, the monthly swings of April's 7.76% return, August's -6.25% and September's -8.07%. In November, the index posted strong performance with a 7.67% showing for the month, leaving the year-to-date return only slightly negative since the difficult first quarter. Overall, the S&P 500 Index fell 11.88% for the 12 months ended December 31, 2001. Other indexes also fell during the year under review, with both the Dow Jones Industrial Average and the Nasdaq Composite Index down 5.46% and 20.13%./2/

Franklin S&P 500 Index Fund is currently managed with a full repli-cation technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help to offset fees and expenses. One cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 34 additions and 33 deletions to the Fund's portfolio between January 1 and December 31, 2001, based upon rebalancing activity. Deletions gener-ally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500.

2. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.


 Top 10 Holdings
 Franklin S&P 500 Index Fund
 12/31/01

                       Company                % of Total
                       Sector/Industry        Net Assets
                       ---------------------- ----------

                       General Electric Co.      3.7%
                       Producer Manufacturing

                       Microsoft Corp.           3.3%
                       Technology Services

                       Exxon Mobil Corp.         2.5%
                       Energy Minerals

                       Citigroup Inc.            2.4%
                       Finance

                       Wal-Mart Stores Inc.      2.4%
                       Retail Trade

                       Pfizer Inc.               2.3%
                       Health Technology

                       Intel Corp.               1.9%
                       Electronic Technology

                       International Business
                       Machines Corp.            1.9%
                       Electronic Technology

                       American International
                       Group Inc.                1.9%
                       Finance

                       Johnson & Johnson         1.7%
                       Health Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSP-2

Looking forward, we will seek to keep the Fund's passively managed portfolio invested in the common stocks of the S&P 500 Index by holding constituent securities. We will also seek to use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. However, whichever "indexing strategy" we determine would be cost-effective or otherwise beneficial for the Fund, Fund performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.





 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.



                                                                          FSP-3

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin S&P 500 Index Fund - Class 2
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (11/1/99)
                 ---------------------------------------------
                 Cumulative Total Return     -12.64%  -15.77%
                 Average Annual Total Return -12.64%   -7.62%
                 Value of $10,000 Investment  $8,736   $8,423


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/01)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 2 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (22)
This graph compares the performance of Franklin S&P 500 Index - Class 2 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 11/1/99-12/31/01.

                                Franklin S&P
                               500 Index Fund
                                 - Class II               S&P 500 Index
-----------------------------------------------------------------------
       11/01/1999                 $10,000                   $10,000
       11/30/1999                 $10,060                   $10,203
       12/31/1999                 $10,550                   $10,804
       01/31/2000                 $10,110                   $10,262
       02/29/2000                  $9,932                   $10,068
       03/31/2000                 $10,873                   $11,052
       04/30/2000                 $10,563                   $10,720
       05/31/2000                 $10,332                   $10,500
       06/30/2000                 $10,572                   $10,759
       07/31/2000                 $10,392                   $10,591
       08/31/2000                 $11,052                   $11,249
       09/30/2000                 $10,462                   $10,655
       10/31/2000                 $10,412                   $10,610
       11/30/2000                  $9,592                    $9,774
       12/31/2000                  $9,641                    $9,822
       01/31/2001                  $9,961                   $10,171
       02/28/2001                  $9,051                    $9,244
       03/31/2001                  $8,471                    $8,659
       04/30/2001                  $9,121                    $9,331
       05/31/2001                  $9,171                    $9,394
       06/30/2001                  $8,945                    $9,165
       07/31/2001                  $8,874                    $9,076
       08/31/2001                  $8,301                    $8,508
       09/30/2001                  $7,637                    $7,822
       10/31/2001                  $7,778                    $7,971
       11/30/2001                  $8,351                    $8,582
       12/31/2001                  $8,423                    $8,658

Total Return                       -15.77%                  -13.42%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin S&P 500 Index Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FSP-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights

                                                            Class 1
                                              --------------------------------
                                                    Year Ended December 31,
                                              --------------------------------
                                                2001          2000      1999/d/
                                              ---------     --------    --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.66     $  10.56    $  10.00
                                              --------------------------------
Income from investment operations:
  Net investment income/a/...................       .09          .11         .03
  Net realized and unrealized gains (losses).     (1.28)       (1.00)        .53
                                              --------------------------------
Total from investment operations.............     (1.19)        (.89)        .56
                                              --------------------------------
Less distributions from:
  Net investment income......................      (.08)        (.01)         --
  Net realized gains.........................        -- /c/       --          --
                                              --------------------------------
Total distributions..........................      (.08)        (.01)         --
                                              --------------------------------
Net asset value, end of year................. $    8.39     $   9.66    $  10.56
                                              --------------------------------

Total return/b/..............................  (12.31)%      (8.47)%       5.60%

Ratios/supplemental data
Net assets, end of year (000's).............. $  43,643      $45,106     $14,888
Ratios to average net assets:
  Expenses...................................      .36%         .32%        .55%/e/
  Expenses excluding waiver by affiliate.....      .36%         .32%        .98%/e/
  Net investment income......................     1.05%        1.06%       1.77%/e/
Portfolio turnover rate......................    23.15%       15.85%          --


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/For the period November 1, 1999 (effective date) to December 31, 1999. /e/Annualized.

                                                                          FSP-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                            Class 2
                                              ---------------------------------
                                                    Year Ended December 31,
                                              ---------------------------------
                                                2001          2000       1999e
                                              ---------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.63     $  10.55     $10.00
                                              ---------------------------------
Income from investment operations:
  Net investment income/a/...................       .06          .08        .04
  Net realized and unrealized gains (losses).     (1.27)       (1.00)       .51
                                              ---------------------------------
Total from investment operations.............     (1.21)        (.92)       .55
                                              ---------------------------------
Less distributions from:
  Net investment income......................      (.05)          -- /d/     --
  Net realized gains.........................        -- /c/       --         --
                                              ---------------------------------
Total distributions..........................      (.05)          --         --
                                              ---------------------------------
Net asset value, end of year................. $    8.37     $   9.63     $10.55
                                              ---------------------------------

Total return/b/..............................  (12.72)%      (8.70)%      5.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $   1,592     $     80     $   88
Ratios to average net assets:
  Expenses...................................      .61%         .59%       .80%/f/
  Expenses excluding waiver by affiliate.....      .61%         .59%      1.23%/f/
  Net investment income......................      .77%         .81%      2.17%/f/
Portfolio turnover rate......................    23.15%       15.85%         --


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Includes distributions of net investment income in the amount of $.002. /e/For the period November 1, 1999 (effective date) to December 31, 1999. /f/Annualized.

FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                           Class 3
                                              ------------------------------
                                                   Year Ended December 31,
                                              ------------------------------
                                                2001          2000      1999/d/
                                              ------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.62     $  10.55    $10.00
                                              ------------------------------
Income from investment operations:
  Net investment income/a/...................       .05          .06       .03
  Net realized and unrealized gains (losses).     (1.27)        (.98)      .52
                                              ------------------------------
Total from investment operations.............     (1.22)        (.92)      .55
                                              ------------------------------
Less distributions from:
  Net investment income......................      (.07)        (.01)       --
  Net realized gains.........................        -- /c/       --        --
                                              ------------------------------
Total distributions..........................      (.07)        (.01)       --
                                              ------------------------------
Net asset value, end of year................. $    8.33     $   9.62    $10.55
                                              ------------------------------

Total return/b/..............................  (12.64)%      (8.77)%     5.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $  19,753     $ 10,174    $2,349
Ratios to average net assets:
  Expenses...................................      .80%         .80%      .80%/e/
  Expenses excluding waiver by affiliate.....     1.09%        1.47%     4.16%/e/
  Net investment income......................      .62%         .58%     1.78%/e/
Portfolio turnover rate......................    23.15%       15.85%        --



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Forthe period November 1, 1999 (effective date) to December 31, 1999. /e/Annualized .

                                                                          FSP-7
                      See notes to financial statements.

dd

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001


                                                   SHARES    VALUE
           ----------------------------------------------------------
           Common Stocks 96.1%
           Commercial Services .7%
           /a/Convergys Corp......................  1,002 $    37,565
           Deluxe Corp............................    400      16,632
           Equifax Inc............................    800      19,320
           Interpublic Group of Cos. Inc..........  2,200      64,988
           The McGraw-Hill Cos. Inc...............  1,200      73,176
           Moody's Corp...........................    900      35,874
           Omnicom Group Inc......................  1,130     100,966
           R.R. Donnelley & Sons Co...............    700      20,783
           /a/Robert Half International Inc.......  1,000      26,700
           /a/Sabre Holdings Corp., A.............    761      32,228
           /a/TMP Worldwide Inc...................    700      30,030
                                                          -----------
                                                              458,262
                                                          -----------
           Communications 5.3%
           Alltel Corp............................  1,900     117,287
           AT&T Corp.............................. 21,115     383,026
           /a/AT&T Wireless Services Inc.......... 15,171     218,007
           BellSouth Corp......................... 11,251     429,226
           CenturyTel Inc.........................    800      26,240
           /a/Citizens Communications Co., B......  1,600      17,056
           /a/Nextel Communications Inc., A.......  4,800      52,608
           Qwest Communications International Inc.  9,974     140,933
           SBC Communications Inc................. 20,083     786,651
           Sprint Corp. (FON Group)...............  5,216     104,737
           /a/Sprint Corp. (PCS Group)............  5,800     141,578
           Verizon Communications Inc............. 16,277     772,506
           /a/Worldcom Inc.-Worldcom Group........ 17,617     248,047
                                                          -----------
                                                            3,437,902
                                                          -----------
           Consumer Durables 1.3%
           The Black & Decker Corp................    500      18,865
           Brunswick Corp.........................    500      10,880
           Centex Corp............................    400      22,836
           Cooper Tire & Rubber Co................    400       6,384
           Eastman Kodak Co.......................  1,700      50,031
           Ford Motor Co.......................... 10,773     169,352
           Fortune Brands Inc.....................    900      35,631
           General Motors Corp....................  3,348     162,713
           Goodyear Tire & Rubber Co..............    900      21,429
           Harley-Davidson Inc....................  1,800      97,758
           Hasbro Inc.............................  1,000      16,230
           /a/International Game Technology.......    500      34,150
           KB Home................................    300      12,030
           Leggett & Platt Inc....................  1,200      27,600
           Mattel Inc.............................  2,500      43,000
           Maytag Corp............................    400      12,412
           Newell Rubbermaid Inc..................  1,600      44,112
           Pulte Homes Inc........................    300      13,401
           Snap-on Inc............................    300      10,098
           Stanley Works..........................    500      23,285
           Tupperware Corp........................    300       5,775
           Whirlpool Corp.........................    400      29,332
                                                          -----------
                                                              867,304
                                                          -----------

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES    VALUE
          ------------------------------------------------------------
          Common Stocks (cont.)
          Consumer Non-Durables 7.1%
          Adolph Coors Co., B......................    200 $    10,680
          Alberto-Culver Co., B....................    300      13,422
          American Greetings Corp., A..............    400       5,512
          Anheuser-Busch Cos. Inc..................  5,300     239,613
          Avon Products Inc........................  1,400      65,100
          Brown-Forman Corp., B....................    400      25,040
          Campbell Soup Co.........................  2,449      73,152
          Cintas Corp..............................  1,000      48,000
          Clorox Co................................  1,400      55,370
          Coca-Cola Co............................. 14,892     702,158
          Coca-Cola Enterprises Inc................  2,600      49,244
          Colgate-Palmolive Co.....................  3,300     190,575
          ConAgra Foods Inc........................  3,200      76,064
          General Mills Inc........................  2,200     114,422
          Gillette Co..............................  6,316     210,954
          H.J. Heinz Co............................  2,100      86,352
          Hershey Foods Corp.......................    839      56,800
          International Flavors & Fragrances Inc...    600      17,826
          /a/Jones Apparel Group Inc...............    700      23,219
          Kellogg Co...............................  2,400      72,240
          Kimberly-Clark Corp......................  3,116     186,337
          Liz Claiborne Inc........................    300      14,925
          Nike Inc., B.............................  1,600      89,984
          Pepsi Bottling Group Inc.................  1,600      37,600
          PepsiCo Inc.............................. 10,411     506,912
          Philip Morris Cos. Inc................... 12,943     593,437
          Procter & Gamble Co......................  7,700     609,301
          /a/Reebok International Ltd..............    300       7,950
          Sara Lee Corp............................  4,598     102,214
          Unilever NV, N.Y. shs., ADR (Netherlands)  3,400     195,874
          UST Inc..................................  1,000      35,000
          V.F. Corp................................    700      27,307
          Wm. Wrigley Jr. Co.......................  1,300      66,781
                                                           -----------
                                                             4,609,365
                                                           -----------
          Consumer Services 4.7%
          /a/AOL Time Warner Inc................... 26,418     848,018
          Carnival Corp............................  3,424      96,146
          /a/Cendant Corp..........................  5,900     115,699
          /a/Clear Channel Communications Inc......  3,647     185,669
          /a/Comcast Corp., A......................  5,658     203,688
          Darden Restaurants Inc...................    700      24,780
          Dow Jones & Co. Inc......................    500      27,365
          Gannett Co. Inc..........................  1,538     103,400
          H&R Block Inc............................  1,100      49,170
          /a/Harrah's Entertainment Inc............    700      25,907
          Hilton Hotels Corp.......................  2,100      22,932
          Knight-Ridder Inc........................    544      35,322
          Marriott International Inc., A...........  1,400      56,910
          McDonald's Corp..........................  7,605     201,304
          Meredith Corp............................    300      10,695
          The New York Times Co., A................    900      38,925

                                                                          FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES   VALUE
           ----------------------------------------------------------
           Common Stocks (cont.)
           Consumer Services (cont.)
           /a/Starbucks Corp.......................  2,200 $   41,910
           Starwood Hotels & Resorts Worldwide Inc.  1,200     35,820
           Tribune Co..............................  1,780     66,625
           /a/Tricon Global Restaurants Inc........    900     44,280
           /a/Univision Communications Inc., A.....  1,200     48,552
           /a/Viacom Inc., B....................... 10,595    467,769
           The Walt Disney Co...................... 12,259    254,006
           Wendy's International Inc...............    700     20,419
                                                           ----------
                                                            3,025,311
                                                           ----------
           Distribution Services .7%
           AmerisourceBergen Corp..................    659     41,879
           Cardinal Health Inc.....................  2,650    171,349
           Genuine Parts Co........................  1,000     36,700
           McKesson Corp...........................  1,700     63,580
           SUPERVALU Inc...........................    800     17,696
           SYSCO Corp..............................  4,000    104,880
           W.W. Grainger Inc.......................    600     28,800
                                                           ----------
                                                              464,884
                                                           ----------
           Electronic Technology 12.4%
           /a/ADC Telecommunications Inc...........  4,500     20,700
           /a/Advanced Micro Devices Inc...........  2,000     31,720
           /a/Agilent Technologies Inc.............  2,712     77,319
           /a/Altera Corp..........................  2,300     48,806
           /a/Analog Devices Inc...................  2,200     97,658
           /a/Andrew Corp..........................    500     10,945
           /a/Apple Computer Inc...................  2,000     43,800
           /a/Applied Materials Inc................  4,900    196,490
           /a/Applied Micro Circuits Corp..........  1,700     19,244
           /a/Avaya Inc............................  1,594     19,367
           Boeing Co...............................  5,020    194,676
           /a/Broadcom Corp., A....................  1,558     63,847
           /a/CIENA Corp...........................  1,900     27,189
           /a/Cisco Systems Inc.................... 43,818    793,544
           Compaq Computer Corp....................  9,987     97,473
           /a/Comverse Technology Inc..............  1,100     24,607
           /a/Conexant Systems Inc.................  1,400     20,104
           Corning Inc.............................  5,398     48,150
           /a/Dell Computer Corp................... 15,562    422,975
           /a/EMC Corp............................. 13,220    177,677
           /a/Gateway Inc..........................  1,800     14,472
           General Dynamics Corp...................  1,236     98,435
           Goodrich Corp...........................    600     15,972
           Hewlett-Packard Co...................... 11,626    238,798
           Intel Corp.............................. 40,110  1,261,460
           International Business Machines Corp.... 10,318  1,248,065
           /a/Jabil Circuit Inc....................  1,100     24,992
           /a/JDS Uniphase Corp....................  7,700     67,221
           /a/KLA-Tencor Corp......................  1,100     54,516
           /a/Lexmark International Inc............    800     47,200

FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                SHARES    VALUE
              ----------------------------------------------------
              Common Stocks (cont.)
              Electronic Technology (cont.)
              Linear Technology Corp...........  1,900 $    74,176
              Lockheed Martin Corp.............  2,600     121,342
              /a/LSI Logic Corp................  2,100      33,138
              Lucent Technologies Inc.......... 20,038     126,039
              /a/Maxim Integrated Products Inc.  1,900      99,769
              /a/Micron Technology Inc.........  3,600     111,600
              Motorola Inc..................... 13,438     201,839
              /a/National Semiconductor Corp...  1,000      30,790
              /a/NCR Corp......................    600      22,116
              /a/Network Appliance Inc.........  1,900      41,553
              Nortel Networks Corp. (Canada)... 19,168     143,760
              Northrop Grumman Corp............    704      70,970
              /a/Novellus Systems Inc..........    800      31,560
              /a/Nvidia Corp...................    900      60,210
              /a/Palm Inc......................  3,176      12,323
              PerkinElmer Inc..................    768      26,895
              /a/PMC-Sierra Inc. (Canada)......  1,000      21,260
              /a/QLogic Corp...................    600      26,706
              /a/QUALCOMM Inc..................  4,600     232,300
              Raytheon Co......................  2,300      74,681
              Rockwell Collins Inc.............  1,100      21,450
              Rockwell International Corp......  1,100      19,646
              /a/Sanmina-Sci Corp..............  3,072      61,133
              Scientific-Atlanta Inc...........  1,000      23,940
              /a/Solectron Corp................  4,700      53,016
              /a/Sun Microsystems Inc.......... 19,334     237,808
              Symbol Technologies Inc..........  1,350      21,438
              /a/Tektronix Inc.................    500      12,890
              /a/Tellabs Inc...................  2,400      35,904
              /a/Teradyne Inc..................  1,100      33,154
              Texas Instruments Inc............ 10,348     289,744
              /a/Thermo Electron Corp..........  1,100      26,246
              /a/Vitesse Semiconductor Corp....  1,100      13,673
              Xerox Corp.......................  4,316      44,973
              /a/Xilinx Inc....................  2,000      78,100
              /a/Waters Corp...................    700      27,125
                                                       -----------
                                                         8,070,689
                                                       -----------
              Energy Minerals 5.4%
              Amerada Hess Corp................    500      31,250
              Anadarko Petroleum Corp..........  1,500      85,275
              Apache Corp......................    770      38,408
              Ashland Inc......................    400      18,432
              Burlington Resources Inc.........  1,200      45,048
              ChevronTexaco Corp...............  6,399     573,414
              Conoco Inc.......................  3,738     105,785
              Devon Energy Corp................    800      30,920
              EOG Resources Inc................    700      27,377
              Exxon Mobil Corp................. 40,856   1,605,641
              Kerr-McGee Corp..................    642      35,182
              Marathon Oil Corp................  1,800      54,000
              Occidental Petroleum Corp........  2,200      58,366

                                                                         FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                        SHARES    VALUE
     ---------------------------------------------------------------------
     Common Stocks (cont.)
     Energy Minerals (cont.)
     Phillips Petroleum Co.............................  2,250 $   135,585
     Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) 12,674     621,279
     Sunoco Inc........................................    500      18,670
     Unocal Corp.......................................  1,400      50,498
                                                               -----------
                                                                 3,535,130
                                                               -----------
     Finance 17.1%
     AFLAC Inc.........................................  3,092      75,940
     Allstate Corp.....................................  4,275     144,068
     Ambac Financial Group Inc.........................    594      34,369
     American Express Co...............................  8,023     286,341
     American International Group Inc.................. 15,650   1,242,610
     AmSouth Bancorp...................................  2,200      41,580
     AON Corp..........................................  1,700      60,384
     Bank of America Corp..............................  9,416     592,737
     Bank of New York Co. Inc..........................  4,382     178,786
     Bank One Corp.....................................  6,982     272,647
     BB&T Corp.........................................  2,700      97,497
     The Bear Stearns Cos. Inc.........................    600      35,184
     Capital One Financial Corp........................  1,300      70,135
     Charles Schwab Corp...............................  8,128     125,740
     Charter One Financial Inc.........................  1,297      35,214
     Chubb Corp........................................  1,000      69,000
     Cincinnati Financial Corp.........................  1,000      38,150
     Citigroup Inc..................................... 30,796   1,554,582
     Comerica Inc......................................  1,100      63,030
     /a/Conseco Inc....................................  2,000       8,920
     Countrywide Credit Industries Inc.................    700      28,679
     Equity Office Properties Trust....................  2,400      72,192
     Equity Residential Properties Trust...............  1,600      45,936
     Fannie Mae........................................  6,009     477,716
     Fifth Third Bancorp...............................  3,412     209,258
     Fleet Boston Financial Corp.......................  6,335     231,228
     Franklin Resources Inc............................  1,600      56,432
     Freddie Mac.......................................  4,165     272,391
     Golden West Financial Corp........................    943      55,496
     Hartford Financial Services Group Inc.............  1,500      94,245
     Household International Inc.......................  2,733     158,350
     Huntington Bancshares Inc.........................  1,480      25,441
     Jefferson-Pilot Corp..............................    850      39,330
     John Hancock Financial Services Inc...............  1,800      74,340
     JP Morgan Chase & Co.............................. 11,738     426,676
     KeyCorp...........................................  2,500      60,850
     Lehman Brothers Holdings Inc......................  1,400      93,520
     Lincoln National Corp.............................  1,100      53,427
     Loews Corp........................................  1,200      66,456
     Marsh & McLennan Cos. Inc.........................  1,604     172,350
     MBIA Inc..........................................    850      45,586
     MBNA Corp.........................................  5,068     178,394
     Mellon Financial Corp.............................  2,857     107,480
     Merrill Lynch & Co. Inc...........................  5,031     262,216
     MetLife Inc.......................................  4,400     139,392

FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES    VALUE
           ----------------------------------------------------------
           Common Stocks (cont.)
           Finance (cont.)
           MGIC Investment Corp...................    600 $    37,032
           Morgan Stanley Dean Witter & Co........  6,592     368,756
           National City Corp.....................  3,549     103,773
           Northern Trust Corp....................  1,340      80,695
           PNC Financial Services Group...........  1,673      94,023
           The Progressive Corp...................    444      66,289
           Providian Financial Corp...............  1,543       5,478
           Regions Financial Corp.................  1,328      39,893
           Ryder Systems Inc......................    300       6,645
           SAFECO Corp............................    800      24,920
           Southtrust Corp........................  2,000      49,340
           St. Paul Cos.Inc.......................  1,300      57,161
           State Street Corp......................  1,900      99,275
           Stilwell Financial Inc.................  1,300      35,386
           SunTrust Banks Inc.....................  1,700     106,590
           Synovus Financial Corp.................  1,700      42,585
           T. Rowe Price Group Inc................    700      24,311
           Torchmark Corp.........................    700      27,531
           U.S. Bancorp........................... 11,575     242,265
           Union Planters Corp....................    800      36,104
           Unumprovident Corp.....................  1,400      37,114
           USA Education Inc......................  1,000      84,020
           Wachovia Corp..........................  8,087     253,608
           Washington Mutual Inc..................  5,224     170,825
           Wella Fargo & Co....................... 10,097     438,715
           XL Capital Ltd., A (Bermuda)...........    800      73,088
           Zions Bancorp..........................    500      26,290
                                                          -----------
                                                           11,106,007
                                                          -----------
           Health Services 1.0%
           Aetna Inc..............................    800      26,392
           Cigna Corp.............................    921      85,331
           HCA Inc................................  3,135     120,823
           /a/Health Management Associates Inc., A  1,400      25,760
           /a/HealthSouth Corp....................  2,300      34,086
           /a/Humana Inc..........................  1,000      11,790
           IMS Health Inc.........................  1,700      33,167
           /a/Manor Care Inc......................    600      14,226
           /a/Quintiles Transnational Corp........    700      11,256
           /a/Tenet Healthcare Corp...............  1,900     111,568
           UnitedHealth Group Inc.................  1,900     134,463
           /a/Wellpoint Health Networks Inc.......    400      46,740
                                                          -----------
                                                              655,602
                                                          -----------
           Health Technology 12.5%
           Abbott Laboratories....................  9,326     519,925
           Allergan Inc...........................    800      60,040
           American Home Products Corp............  7,920     485,971
           /a/Amgen Inc...........................  6,244     352,411
           Applera Corp-Applied Biosystems Group..  1,300      51,051
           Bausch & Lomb Inc......................    300      11,298
           Baxter International Inc...............  3,500     187,705

                                                                         FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES    VALUE
          ------------------------------------------------------------
          Common Stocks (cont.)
          Health Technology (cont.)
          Becton, Dickinson & Co...................  1,500 $    49,725
          /a/Biogen Inc............................    900      51,615
          Biomet Inc...............................  1,625      50,213
          /a/Boston Scientific Corp................  2,400      57,888
          Bristol-Myers Squibb Co.................. 11,528     587,928
          C.R. Bard Inc............................    300      19,350
          /a/Chiron Corp...........................  1,100      48,224
          Eli Lilly & Co...........................  6,687     525,197
          /a/Forest Laboratories Inc...............  1,100      90,145
          /a/Genzyme Corp-General Division.........  1,300      77,818
          /a/Guidant Corp..........................  1,845      91,881
          /a/Immunex Corp..........................  3,300      91,443
          Johnson & Johnson........................ 18,358   1,084,958
          /a/King Pharmaceuticals Inc..............  1,500      63,195
          /a/MedImmune Inc.........................  1,300      60,255
          Medtronic Inc............................  7,273     372,450
          Merck & Co. Inc.......................... 13,566     797,681
          Pall Corp................................    700      16,842
          Pfizer Inc............................... 37,614   1,498,918
          Pharmacia Corp...........................  7,693     328,106
          Schering-Plough Corp.....................  8,751     313,373
          /a/St. Jude Medical Inc..................    500      38,825
          Stryker Corp.............................  1,200      70,044
          /a/Watson Pharmaceuticals Inc............    600      18,834
          /a/Zimmer Holdings Inc...................  1,202      36,709
                                                           -----------
                                                             8,110,018
                                                           -----------
          Industrial Services 1.2%
          /a/Allied Waste Industries Inc...........  1,100      15,466
          Baker Hughes Inc.........................  2,000      72,940
          El Paso Corp.............................  3,030     135,168
          Fluor Corp...............................    500      18,700
          Halliburton Co...........................  2,501      32,763
          /a/Nabors Industries Inc.................    900      30,897
          /a/Noble Drilling Corp...................    800      27,232
          /a/Rowan Cos. Inc........................    500       9,685
          Schlumberger Ltd.........................  3,400     186,830
          Transocean Sedco Forex Inc...............  1,912      64,664
          Waste Management Inc.....................  3,700     118,067
          Williams Cos. Inc........................  3,071      78,372
                                                           -----------
                                                               790,784
                                                           -----------
          Non-Energy Minerals .8%
          Alcan Inc. (Canada)......................  1,900      68,267
          Alcoa Inc................................  5,124     182,158
          Allegheny Technologies Inc. (Canada).....    500       8,375
          Barrick Gold Corp........................  3,095      49,365
          /a/Freeport-McMoRan Copper & Gold Inc., B    800      10,712
          /a/Inco Ltd. (Canada)....................  1,000      16,940
          Louisiana-Pacific Corp...................    500       4,220
          Newmont Mining Corp......................  1,100      21,021
          Nucor Corp...............................    500      26,480

FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                SHARES    VALUE
             -----------------------------------------------------
             Common Stocks (cont.)
             Non-Energy Minerals (cont.)
             Phelps Dodge Corp.................    500 $    16,200
             Placer Dome Inc. (Canada).........  1,900      20,729
             USX-U.S. Steel Group..............    500       9,055
             Vulcan Materials Co...............    600      28,764
             Weyerhaeuser Co...................  1,300      70,304
             Worthington Industries Inc........    500       7,100
                                                       -----------
                                                           539,690
                                                       -----------
             Process Industries 1.8%
             Air Products & Chemicals Inc......  1,400      65,674
             Archer Daniels Midland Co.........  3,881      55,692
             Ball Corp.........................    200      14,140
             Bemis Co. Inc.....................    300      14,754
             Boise Cascade Corp................    300      10,203
             Dow Chemical Co...................  5,366     181,263
             E.I. du Pont de Nemours and Co....  6,190     263,137
             Eastman Chemical Co...............    500      19,510
             Ecolab Inc........................    800      32,200
             Engelhard Corp....................    800      22,144
             Georgia-Pacific Corp..............  1,337      36,915
             Great Lakes Chemical Corp.........    300       7,284
             /a/Hercules Inc...................    600       6,000
             International Paper Co............  2,836     114,433
             Mead Corp.........................    600      18,534
             Millipore Corp....................    300      18,210
             /a/Pactiv Corp....................    900      15,975
             PPG Industries Inc................    983      50,841
             Praxair Inc.......................  1,000      55,250
             Rohm & Haas Co....................  1,300      45,019
             /a/Sealed Air Corp................    500      20,410
             Sherwin-Williams Co...............    900      24,750
             Sigma-Aldrich Corp................    400      15,764
             Temple-Inland Inc.................    300      17,019
             Westvaco Corp.....................    600      17,070
             Willamette Industries Inc.........    500      26,060
                                                       -----------
                                                         1,168,251
                                                       -----------
             Producer Manufacturing 7.5%
             /a/American Power Conversion Corp.  1,100      15,906
             Avery Dennison Corp...............    700      39,571
             Caterpillar Inc...................  2,015     105,284
             Cooper Industries Inc.............    600      20,952
             Crane Co..........................    400      10,256
             Cummins Inc.......................    200       7,708
             Dana Corp.........................    900      12,492
             Danaher Corp......................    900      54,279
             Deere & Co........................  1,400      61,124
             Delphi Automotive Systems Corp....  3,300      45,078
             Dover Corp........................  1,200      44,484
             Eaton Corp........................    400      29,764
             Emerson Electric Co...............  2,540     145,034
             General Electric Co............... 59,383   2,380,071

                                                                         FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                  SHARES    VALUE
           ---------------------------------------------------------
           Common Stocks (cont.)
           Producer Manufacturing (cont.)
           Honeywell International Inc...........  4,825 $   163,182
           Illinois Tool Works Inc...............  1,800     121,896
           Ingersoll-Rand Co.....................  1,000      41,810
           ITT Industries Inc....................    500      25,250
           Johnson Controls Inc..................    500      40,375
           Masco Corp............................  2,700      66,150
           /a/McDermott International Inc........    400       4,908
           Minnesota Mining & Manufacturing Co...  2,349     277,675
           Molex Inc.............................  1,125      34,819
           /a/Navistar International Corp........    300      11,850
           PACCAR Inc............................    500      32,810
           Parker Hannifin Corp..................    700      32,137
           Pitney Bowes Inc......................  1,500      56,415
           /a/Power-One Inc......................    400       4,164
           Textron Inc...........................    800      33,168
           Thomas & Betts Corp...................    300       6,345
           TRW Inc...............................    700      25,928
           Tyco International Ltd................ 11,933     702,854
           United Technologies Corp..............  2,841     183,614
           Visteon Corp..........................    734      11,039
                                                         -----------
                                                           4,848,392
                                                         -----------
           Retail Trade 6.9%
           Albertson's Inc.......................  2,415      76,048
           /a/AutoZone Inc.......................    700      50,260
           /a/Bed Bath & Beyond Inc..............  1,700      57,630
           /a/Best Buy Co. Inc...................  1,300      96,824
           Big Lots Inc..........................    600       6,240
           Circuit City Stores-Circuit City Group  1,200      31,140
           /a/Costco Wholesale Corp..............  2,700     119,826
           CVS Corp..............................  2,340      69,264
           Dillards Inc., A......................    500       8,000
           Dollar General Corp...................  1,875      27,938
           Family Dollar Stores Inc..............  1,000      29,980
           /a/Federated Department Stores Inc....  1,148      46,953
           GAP Inc...............................  5,039      70,244
           Home Depot Inc........................ 13,994     713,834
           J.C. Penney Co. Inc...................  1,500      40,350
           /a/Kmart Corp.........................  2,800      15,288
           /a/Kohl's Corp........................  1,973     138,978
           /a/The Kroger Co......................  4,748      99,091
           The Limited Inc.......................  2,500      36,800
           Lowe's Cos. Inc.......................  4,610     213,950
           May Department Stores Co..............  1,800      66,564
           Nordstrom Inc.........................    800      16,184
           /a/Office Depot Inc...................  1,800      33,372
           Radioshack Corp.......................  1,100      33,110
           /a/Safeway Inc........................  2,969     123,956
           Sears, Roebuck & Co...................  1,900      90,516
           /a/Staples Inc........................  2,700      50,490
           Target Corp...........................  5,392     221,342
           Tiffany & Co..........................    900      28,323

FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES   VALUE
            --------------------------------------------------------
            Common Stocks (cont.)
            Retail Trade (cont.)
            The TJX Cos. Inc......................  1,700 $   67,762
            /a/Toys R Us Inc......................  1,200     24,888
            Walgreen Co...........................  6,100    205,326
            Wal-Mart Stores Inc................... 26,679  1,535,376
            Winn-Dixie Stores Inc.................    800     11,400
                                                          ----------
                                                           4,457,247
                                                          ----------
            Technology Services 6.4%
            Adobe Systems Inc.....................  1,400     43,470
            Autodesk Inc..........................    300     11,181
            Automatic Data Processing Inc.........  3,678    216,634
            /a/BMC Software Inc...................  1,400     22,918
            /a/Citrix Systems Inc.................  1,100     24,926
            Computer Associates International Inc.  3,400    117,266
            /a/Computer Sciences Corp.............  1,000     48,980
            /a/Compuware Corp.....................  2,100     24,759
            /a/Concord EFS Inc....................  3,116    102,142
            Electronic Data Systems Corp..........  2,800    191,940
            First Data Corp.......................  2,247    176,277
            /a/Fiserv Inc.........................  1,082     45,790
            /a/Intuit Inc.........................  1,300     55,588
            /a/Mercury Interactive Corp...........    536     18,213
            /a/Microsoft Corp..................... 32,198  2,133,761
            /a/Novell Inc.........................  1,900      8,721
            /a/Oracle Corp........................ 33,220    458,768
            /a/Parametric Technology Corp.........  1,500     11,715
            Paychex Inc...........................  2,200     76,670
            /a/PeopleSoft Inc.....................  1,900     76,380
            /a/Sapient Corp.......................    700      5,404
            /a/Siebel Systems Inc.................  2,701     75,574
            /a/Unisys Corp........................  1,800     22,572
            /a/VERITAS Software Corp..............  2,435    109,161
            /a/Yahoo! Inc.........................  3,338     59,216
                                                          ----------
                                                           4,138,026
                                                          ----------
            Transportation .7%
            /a/AMR Corp...........................    900     19,953
            Burlington Northern Santa Fe Corp.....  2,275     64,906
            CSX Corp..............................  1,300     45,565
            Delta Air Lines Inc...................    700     20,482
            /a/Fedex Corp.........................  1,800     93,384
            Norfolk Southern Corp.................  2,300     42,159
            Southwest Airlines Co.................  4,450     82,236
            Union Pacific Corp....................  1,528     87,096
            /a/US Airways Group Inc...............    300      1,902
                                                          ----------
                                                             457,683
                                                          ----------
            Utilities 2.6%
            /a/AES Corp...........................  3,100     50,685
            Allegheny Energy Inc..................    700     25,354
            Ameren Corp...........................    800     33,840
            American Electric Power Co. Inc.......  1,940     84,448

                                                                         FSP-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                  SHARES       VALUE
----------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities (cont.)
/a/Calpine Corp.................................................      1,715 $    28,795
Cinergy Corp....................................................        900      30,087
CMS Energy Corp.................................................        800      19,224
Consolidated Edison Inc.........................................      1,300      52,468
Constellation Energy Group Inc..................................      1,000      26,550
Dominion Resources Inc..........................................      1,600      96,160
DTE Energy Co...................................................      1,000      41,940
Duke Energy Corp................................................      4,658     182,873
Dynegy Inc......................................................      2,200      56,100
Edison International............................................      1,900      28,690
Entergy Corp....................................................      1,300      50,843
Exelon Corp.....................................................      1,900      90,972
FirstEnergy Corp................................................      1,797      62,859
FPL Group Inc...................................................      1,100      62,040
KeySpan Corp....................................................        800      27,720
Kinder Morgan Inc...............................................        700      38,983
/a/Mirant Corp..................................................      2,556      40,947
/a/Niagara Mohawk Holdings Inc..................................        900      15,957
Nicor Inc.......................................................        300      12,492
NiSource Inc....................................................      1,253      28,894
Peoples Energy Corp.............................................        200       7,586
PG&E Corp.......................................................      2,300      44,252
Pinnacle West Capital Corp......................................        500      20,925
PPL Corp........................................................        900      31,365
Progress Energy Inc.............................................      1,309      58,944
Public Service Enterprise Group Inc.............................      1,200      50,628
Reliant Energy Inc..............................................      1,800      47,736
Sempra Energy...................................................      1,200      29,460
Southern Co.....................................................      4,160     105,456
TECO Energy Inc.................................................        800      20,992
TXU Corp........................................................      1,600      75,440
Xcel Energy Inc.................................................      2,075      57,556
                                                                            -----------
                                                                              1,739,261
                                                                            -----------
Total Long Term Investments (Cost $68,127,555)..................             62,479,808
                                                                            -----------
Short Term Investments 4.4%
/b/Franklin Institutional Fiduciary Trust Money Market Portfolio  2,633,080   2,633,080

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 ----------
/c/U.S. Treasury Bill, 3/14/02.................................. $  200,000     199,346
                                                                            -----------
Total Short Term Investments (Cost $2,832,310)..................              2,832,426
                                                                            -----------
Total Investments (Cost $70,959,865) 100.5%.....................             65,312,234
Other Assets, less Liabilities (.5)%............................               (324,020)
                                                                            -----------
Net Assets 100.0%...............................................            $64,988,214
                                                                            -----------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/c/On deposit with broker for initial margin on futures contracts (Note 1(b)).

FSP-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $70,959,865
                                                          -----------
              Value......................................  65,312,234
          Receivables:
            Investment securities sold...................       8,450
            Capital shares sold..........................     150,476
            Dividends....................................      62,271
            Other assets.................................      52,618
                                                          -----------
               Total assets..............................  65,586,049
                                                          -----------
          Liabilities:
            Payables:
              Investment securities purchased............     435,426
              Capital shares redeemed....................      60,858
              Affiliates.................................      37,726
              Variation margin (Note 1)..................      20,200
            Other liabilities............................      43,625
                                                          -----------
               Total liabilities.........................     597,835
                                                          -----------
                 Net assets, at value.................... $64,988,214
                                                          -----------
          Net assets consist of:
            Undistributed net investment income.......... $   523,987
            Net unrealized depreciation..................  (5,604,144)
            Accumulated net realized loss................  (6,773,917)
            Capital shares...............................  76,842,288
                                                          -----------
                 Net assets, at value.................... $64,988,214
                                                          -----------
          Class 1:
            Net assets, at value......................... $43,643,373
                                                          -----------
            Shares outstanding...........................   5,200,643
                                                          -----------
            Net asset value and offering price per share.       $8.39
                                                          -----------
          Class 2:
            Net assets, at value......................... $ 1,592,337
                                                          -----------
            Shares outstanding...........................     190,225
                                                          -----------
            Net asset value and offering price per share.       $8.37
                                                          -----------
          Class 3:
            Net assets, at value......................... $19,752,504
                                                          -----------
            Shares outstanding...........................   2,371,842
                                                          -----------
            Net asset value and offering price per share.       $8.33
                                                          -----------


                                                                         FSP-19
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

    Investment income:
      Dividends................................................ $   781,734
      Interest.................................................       5,307
                                                                -----------
        Total investment income................................     787,041
                                                                -----------
    Expenses:
      Management fees (Note 3).................................      80,998
      Administrative fees (Note 3).............................      55,651
      Distribution fees (Note 3)
        Class 2................................................         474
        Class 3................................................      35,069
      Transfer agent fees......................................       5,337
      Transfer agent fees - Class 3 (Note 3)...................      46,681
      Custodian fees...........................................         528
      Reports to Shareholders..................................      32,166
      Registration and filing fees - Class 3...................      20,596
      Professional fees........................................      21,732
      Trustees' fees and expenses..............................         555
      Other....................................................       5,157
                                                                -----------
        Total expenses.........................................     304,944
        Expenses waived/paid by affiliate - Class 3 (Note 3)...     (41,889)
                                                                -----------
         Net expenses..........................................     263,055
                                                                -----------
           Net investment income...............................     523,986
                                                                -----------
    Realized and unrealized losses:
      Net realized loss from:
        Investments............................................  (5,212,974)
        Financial futures contracts............................    (493,752)
                                                                -----------
         Net realized loss.....................................  (5,706,726)
      Net unrealized appreciation (depreciation) on:
        Investments............................................  (2,080,634)
        Financial futures contracts............................      43,486
                                                                -----------
         Net unrealized depreciation...........................  (2,037,148)
                                                                -----------
    Net realized and unrealized loss...........................  (7,743,874)
                                                                -----------
    Net decrease in net assets resulting from operations....... $(7,219,888)
                                                                -----------

FSP-20
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                      2001         2000
                                                                                  -------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income........................................................ $    523,986  $   470,310
    Net realized loss from investments and financial futures contracts...........   (5,706,726)  (1,055,518)
    Net unrealized depreciation on investments and financial futures contracts...   (2,037,148)  (4,036,928)
                                                                                  -------------------------
     Net decrease in net assets resulting from operations........................   (7,219,888)  (4,622,136)
Distributions to shareholders from:
  Net investment income:
    Class 1......................................................................     (384,081)     (18,826)
    Class 2......................................................................         (334)         (15)
    Class 3......................................................................     (106,478)      (3,250)
  Net realized gains:
    Class 1......................................................................       (8,813)          --
    Class 2......................................................................          (12)          --
    Class 3......................................................................       (2,980)          --
                                                                                  -------------------------
  Total distributions to shareholders............................................     (502,698)     (22,091)
  Capital share transactions: (Note 2)
    Class 1......................................................................    4,411,938   33,998,863
    Class 2......................................................................    1,513,630           15
    Class 3......................................................................   11,424,867    8,680,947
                                                                                  -------------------------
  Total capital share transactions...............................................   17,350,435   42,679,825
    Net increase in net assets...................................................    9,627,849   38,035,598
Net assets:
  Beginning of year..............................................................   55,360,365   17,324,767
                                                                                  -------------------------
  End of year....................................................................  $64,988,214  $55,360,365
                                                                                  -------------------------
Undistributed net investment income included in net assets:
  End of year.................................................................... $    523,987  $   490,792
                                                                                  -------------------------

                                                                         FSP-21
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin S&P 500 Index Fund (the Fund) included in this report is diversified. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts, except for Class 3 shares which are offered as an investment option to defined contribution plans. As of December 31, 2001, over 69% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The fund may purchase futures contracts to gain exposure to marked changes, as this may be more efficient and cost effective than buying the securities. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)

e. Accounting Estimates (cont.)
date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               ------------------------  -------------------------
                                                 Shares       Amount       Shares       Amount
                                               ----------  ------------  ----------  ------------
Shares sold...................................  3,442,942  $ 29,522,800   5,023,913  $ 52,265,985
Shares issued in reinvestment of distributions     44,495       392,894       1,894        18,826
Shares redeemed............................... (2,955,317)  (25,503,756) (1,767,289)  (18,285,948)
                                               ----------  ------------  ----------  ------------
Net increase..................................    532,120  $  4,411,938   3,258,518  $ 33,998,863
                                               ----------  ------------  ----------  ------------
Class 2 Shares:
Shares sold...................................    192,134  $  1,599,877          --  $         --
Shares issued in reinvestment of distributions         39           347           2            15
Shares redeemed...............................    (10,283)      (86,594)         --            --
                                               ----------  ------------  ----------  ------------
Net increase..................................    181,890  $  1,513,630           2  $         15
                                               ----------  ------------  ----------  ------------
Class 3 Shares:
Shares sold...................................  2,180,403  $ 18,706,567   1,365,211  $ 14,138,518
Shares issued in reinvestment of distributions     12,467       109,458         327         3,250
Shares redeemed...............................   (878,876)   (7,391,158)   (530,279)   (5,460,821)
                                               ----------  ------------  ----------  ------------
Net increase..................................  1,313,994  $ 11,424,867     835,259  $  8,680,947
                                               ----------  ------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.

Under a subadvisory agreement, State Street Global Advisors provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses for the Fund, as noted in the Statement of Operations.

                                                                         FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001 the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $59,370. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses of $957,548 which may be carried over to offset future capital gains. Such losses expire in 2009.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and financial futures transactions.

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

               Cost of investments................. $ 76,673,378
               Unrealized appreciation.............    6,125,844
               Unrealized depreciation.............  (17,486,988)
                                                    ------------
               Net unrealized depreciation......... $(11,361,144)
                                                    ------------

               Undistributed ordinary income....... $    523,987
               Undistributed long-term capital gain           --
                                                    ------------
               Distributable earnings.............. $    523,987
                                                    ------------

The tax character of distributions paid during the year ended December 31, 2001, was substantially the same for financial statement and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $29,310,618 and $12,484,912, respectively.

6. FINANCIAL FUTURES CONTRACTS

As of December 31, 2001, the Fund had the following financial futures contracts outstanding:

Contracts to buy        Number of Contracts Delivery Dates Contract Face Value Unrealized Gain
----------------------- ------------------- -------------- ------------------- ---------------
S&P 500 Index, March 02          8             3/14/02         $2,254,914          $43,486

FSP-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin S&P 500 Index Fund (the "Fund"), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002


                                                                         FSP-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

FSP-26

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                           Number of
                                                       Portfolios in Fund
                                         Length of      Complex Overseen
Name, Age and Address         Position   Time Served      by Trustee*     Other Directorships Held
-----------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)     Trustee    Since 1988           108         Formerly, Director,
One Franklin Parkway,                                                     MotherLode Gold Mines
San Mateo, CA 94403-1906                                                  Consolidated (goldmining)
                                                                          (until 1996) and Vacu-Dry Co.
                                                                          (food processing) (until1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee    Since 1988           139         Director, RBC Holdings, Inc.
One Franklin Parkway,                                                     (bank holding company) and
San Mateo, CA 94403-1906                                                  Bar-SFoods (meat packing
                                                                          company).

Principal Occupation During Past 5 Years:
Formerly , President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)        Trustee    Since 1998            44         Formerly, member and Chairman
One Franklin Parkway,                                                     of the Board, Sutter
San Mateo, CA 94403-1906                                                  CommunityHospitals; member,
                                                                          Corporate Board, Blue Shield
                                                                          of California; andChief
                                                                          Counsel, California
                                                                          Department of Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement
Systems (CALPERS).
------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee    Since 1989           140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)        Trustee    Since 1988           108         Director, The California
One Franklin Parkway,                                                     Center for Land Recycling
San Mateo, CA 94403-1906                                                  (redevelopment).

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture Management
Company (venture capital); General Partner, Miller &LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.
------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)        Trustee    Since 1993           139         Director, Martek Biosciences
One Franklin Parkway,                                                     Corporation, WorldCom,
San Mateo, CA 94403-1906                                                  Inc.(communications
                                                                          services), MedImmune, Inc.
                                                                          (biotechnology),Overstock.com
                                                                          (Internet services), and
                                                                          Spacehab, Inc.
                                                                          (aerospaceservices); and
                                                                          formerly, Chairman, White
                                                                          River Corporation(financial
                                                                          services) (until 1998) and
                                                                          Hambrecht & Quist
                                                                          Group(investment banking)
                                                                          (until 1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly President,
National Association of Securities Dealers, Inc.(until 1987).
------------------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                            Number of
                                                                                        Portfolios in Fund
                                                                      Length of           Complex Overseen
Name, Age and Address                        Position                 Time Served          by Trustee*     Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)                    Director and             Director and             139                 None
One Franklin Parkway,                        Trustee                  Trustee since
San Mateo, CA 94403-1906                                              1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)                    President and            President                 38                 None
One Franklin Parkway,                        Trustee                  and Trustee
San Mateo, CA 94403-1906                                              since 1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)                Vice President           Vice                     120                 None
One Franklin Parkway,                        and Trustee              President
San Mateo, CA 94403-1906                                              and Trustee
                                                                      since 1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)             Trustee                  Since 2001                27                 None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz Life
Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide
Financial Services (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                         Vice President           Since 1988               None                None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                      Vice President           Vice                     None        None
One Franklin Parkway,                        and Chief                President
San Mateo, CA 94403-1906                     Financial                and Chief
                                             Officer                  Financial
                                                                      Officer since
                                                                      1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                     Portfolios in Fund
                                                            Length of                 Complex Overseen
Name, Age and Address          Position                     Time Served                 by Trustee*     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)             Vice President               Since 2000                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Franklin
Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999)
and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)          Vice President               Since 2000                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)           Vice President               Since 1988                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)      Treasurer and                Since 1995                      None        None
One Franklin Parkway,          Principal
San Mateo, CA 94403-1906       Accounting
                               Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)         Vice President               Since 2000                      None        None
One Franklin Parkway,          and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

  *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
 **Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
   E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]                One Franklin Parkway
                                                        San Mateo, CA 94403-1906



Annual Report
Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

050 A01 02/02                [RECYCLE LOGO] Printed on recycled paper